UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

June 6, 2012

WILSHIRE BANCORP, INC.

(Exact name of registrant as specified in its charter)

California	000-50923	20-0711133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Wilshire Boulevard, Los Angeles,
California 90010

(Address of principal executive offices) (Zip Code)

(213) 387-3200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01                                    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On June 6, 2012, the Audit Committee of the Board of Directors of Wilshire Bancorp, Inc. (the “Company”) dismissed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm.

During the Company’s two most recent fiscal years ended December 31, 2010 and 2011 and from January 1, 2012 through June 6, 2012, there were no disagreements between the Company and Deloitte on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to Deloitte’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on the Company’s consolidated financial statements for the relevant year; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

With the exception of the Company’s previously reported material weakness in its internal control over financial reporting in its Form 10-K for the year ended December, 31, 2010, the audit reports of Deloitte on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Deloitte issued an unqualified opinion on the Company’s internal controls over financial reporting for the fiscal year ended December 31, 2011.

The Company has given permission to Deloitte to respond fully to the inquiries of the successor auditor.

The Company furnished a copy of the above disclosure to Deloitte and requested that Deloitte provide a letter addressed to the Commission stating whether or not it agrees with the statements made above. A copy of such letter, dated June 11, 2012, is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

Additionally on June 6, 2012, the Audit Committee approved the engagement of Crowe Horwath LLP (“Crowe”) as the Company’s independent registered public accounting firm commencing with the audit for the fiscal year ending December 31, 2012. During the Company’s two fiscal years ended December 31, 2011 and 2010 and through June 6, 2012, neither the Company, nor anyone on its behalf, consulted with Crowe regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by Crowe to the Company that Crowe concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company issued a press release announcing the change in independent registered public accounting firm on June 12, 2012 filed as Exhibit 99.1 to this Form 8-K

ITEM 9.01                                    FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits

Exhibit 16.1                              Letter from Deloitte & Touche LLP in response to the preceding disclosure

Exhibit 99.1                              Press release dated June 12, 2012, issued by Wilshire Bancorp, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSHIRE BANCORP, INC.

Date: June 12, 2012	By:	/s/ Alex Ko
Alex Ko, Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP in response to the preceding disclosure

99.1	Press release dated June 12, 2012, issued by Wilshire Bancorp, Inc.